Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

      The undersigned executive officer of Minden Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-QSB for the three months ended March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                            /s/ A. David Evans
                                            Name: A. David Evans
                                            Title: President and Chief Executive
                                                   Officer

Date: May 14, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Minden Bancorp, Inc. and will be retained by Minden Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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